Developing Therapeutic Antibodies Targeting Allergic, Inflammatory and Proliferative Diseases R&D Analyst Day Exhibit 99.1

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Allakos R&D Day Agenda Robert Alexander, PhD Introductions AK002 12:00 – 12:45 PM Henrik Rasmussen, MD PhD Review of Clinical Program 12:45 – 1:00 PM Marcus Maurer, MD Indolent Systemic Mastocytosis Phase 1 Chronic Urticaria Phase 2a 1:00 – 1:40 PM Q&A 1:40 – 2:00 PM

Robert Alexander, PhD CEO – Allakos, Inc. AK002: Introduction

Executive Summary AK002 has shown clinical activity in multiple mast cell diseases 3 forms of chronic urticaria (CU) Indolent systemic mastocytosis (ISM) AK002 depletes eosinophils Previously shown and confirmed in all studies to date Strong mechanistic and clinical support for AK002 activity in EG, EGE & EoE AK002 has the potential to be best-in-class in multiple mast cell and eosinophilic diseases

Mast Cells and Eosinophils: Effector Cells Central to Initiating and Maintaining Inflammatory Responses Found at the Internal/External Interface of the Body In particular, in tissues and surrounding blood vessels and peripheral nerves Produce a Broad Range of Inflammatory Mediators Vasoactive amines, lipid mediators, proteases, cytokines and chemokines Participate in Acute and Chronic Inflammation Including both innate and adaptive immune responses Key Drivers in Many Serious Diseases Including gastrointestinal, ophthalmic, dermatologic, respiratory, and proliferative diseases MAST CELLS EOSINOPHILS

AK002 Developed to Target Siglec-8 on Mast Cells and Eosinophils Cell Membrane Activating Receptors Activation Siglec-8 Mast cell Eosinophil Inflammatory response AK002 Inhibition Mast cell Eosinophil Inhibition ADCC/Apoptosis AK002

8

Mast Cells and Eosinophils are Key Drivers of Atopic & Inflammatory Disease


Allergens
Epithelium
IL-33
ACTIVATION AND RECRUITMENT OF OTHER IMMUNE CELLS AND TISSUE INFLAMMATION
IL- 4
IL-13
T Cell
B Cell
IL- 4
IL-13
Activated B Cell
IgE
Mast Cell
Histamine, LTC_4, PGD_2 and proteases
IL-5
IL-8
IL-6, TNFα
Histamine
Substance P
Eosinophil
Neutrophil
Macrophage
Smooth Muscle
Neuron
ECP, MBP, elastase, MMP, TNFα , IL-1β, TGFβ
Tissue damage, fibrosis
Bronchoconstriction, increased GI motility, pain, itch
SENSITIZATION
ACUTE AND CHRONIC INFLAMMATION

Allakos

Eosinophils and Mast Cells Play a Significant Role in Many Diseases Mast Cell Activation Syndrome Indolent Systemic Mastocytosis Chronic Urticaria Atopic Dermatitis Eosinophilic Gastritis Eosinophilic Esophagitis Eosinophilic Gastroenteritis Ulcerative Colitis Vernal Keratoconjunctivitis GASTROINTESTINAL DISEASES OPHTHALMIC DISEASES RESPIRATORY DISEASES SKIN DISEASES MAST CELL DISEASES Atopic Keratoconjunctivitis Asthma Perennial Allergic Conjunctivitis Eosinophilic Asthma Idiopathic Pulmonary Fibrosis Irritable Bowel Syndrome Crohn’s Disease

AK002 Preclinical Phase 1 Phase 2 Data Expected Eosinophilic Gastritis Mid 2019 Chronic Urticaria Presented Today Indolent Systemic Mastocytosis Presented Today Severe Allergic Conjunctivitis Q1 / Early Q2 2019 Current AK002 Development Status

Development of AK002 for Eosinophilic Gastrointestinal Diseases

Eosinophilic Gastrointestinal Diseases (EGIDs) ESOPHAGUS STOMACH DUODENUM/ SMALL INTESTINE Eosinophilic Gastritis (EG) Eosinophilic Esophagitis (EoE) Eosinophilic Gastroenteritis (EGE) = US Prevalence ~20-25K ~25K ~200K EG, EGE, EoE Chronic Eosinophilic Inflammation of the Stomach, Small Intestine, or Esophagus Eosinophils and mast cells are important drivers of disease Severe symptoms: abdominal pain, nausea, vomiting, diarrhea, malnutrition, dysphagia No FDA-approved treatment for EG, EGE, or EOE Current standard of care: diet and/or steroids

EoE and EG Biopsies Have Elevated Eosinophils & Mast Cells * p<0.05 SOURCE: Youngblood B, et al. Gastroenterology. 2018; DDW Late Breaking Presentation. Eosinophils 10 8 6 4 2 0 Mast Cells 15 10 5 0 Mast Cells 12 8 4 0 Eosinophils 12 8 4 0 % of CD45+ Viable Cells Esophagus Stomach Normal EoE Normal EoE Normal EG Normal EG Eosinophils and mast cells both appear to play a pathogenic role

Siglec-8 is Expressed on Eosinophils and Mast Cells in EoE and EG EG Biopsies Mast Cells Eosinophils Siglec-8 CD117 Siglec-8 CD117 EoE Biopsies Mast Cells Eosinophils SOURCE: Youngblood B, et al. Gastroenterology. 2018; DDW Late Breaking Presentation. Siglec-8 is expressed in disease tissue

IgE appears to be a driver of mast cell activation Eos and Mast Cells Are Activated in EG, EGE, and EoE Biopsies CD63 3000 2000 1000 0 150000 100000 50000 0 IgE 8000 4000 2000 0 6000 CD49d 60000 40000 20000 0 CD11b Eosinophils Mast Cells Normal EG Normal EG Normal EG Normal EG * p<0.05 SOURCE: Youngblood B, et al. Gastroenterology. 2018; DDW Late Breaking Presentation. *p<0.05

AK002 Inhibits Anaphylaxis in a Humanized Mouse Model CLINICAL SYMPTOM SCORE Time (min) Clinical Score CORE TEMPERATURE Time (min) ∆ Temperature ∘C Isotype Control + IgE + Allergen AK002 + IgE + Allergen SOURCE: Youngblood B, et al. Annals of Allergy, Asthma and Immunology. 2018; Distinguished Oral Presentation at ACAAI 2018. AK002 inhibits IgE-mediated activation of human mast cells *p<0.05

17

AK002 Reduces Eos & Mast Cell Infiltration in EG/EGE Mouse Model

EG + EGE Mouse Model: Eosinophil and Mast Cell Counts


BLOOD
STOMACH
SMALL INTESTINE
% Eosinophils
% Mast cells
0
1
2
3
4
5
10
15
20
25
30
6
8
Sham
ISO
AK002

SOURCE: Youngblood B, et al. Gastroenterology. 2018; DDW Late Breaking Presentation.

Allakos

18

AK002 Reduces Chemokines in EG/EGE Mouse Model

EG + EGE Mouse Model: Chemokine Expression


CCL5
12
10
8
6
4
2
0
Relative mRNA Expression
Sham
ISO
AK002
CCL2
18
12
6
0
Relative mRNA Expression
Sham
ISO
AK002
CCL17
6
4
2
0
Relative mRNA Expression
Sham
ISO
AK002

SOURCE: Youngblood B, et al. Gastroenterology. 2018; DDW Late Breaking Presentation.

Allakos

Summary Mast cells and eosinophils are key drivers of atopic & inflammatory diseases AK002, an anti-Siglec-8 monoclonal antibody, depletes eosinophils and inhibits mast cells Strong mechanistic, histologic, and clinical support for AK002 activity in EG, EGE, and EoE Siglec-8 is constitutively expressed on mast cells and eosinophils

Allakos R&D Day Agenda Robert Alexander, PhD Introductions AK002 12:00 – 12:45 PM Henrik Rasmussen, MD PhD Review of Clinical Program 12:45 – 1:00 PM Marcus Maurer, MD Indolent Systemic Mastocytosis Phase 1 Chronic Urticaria Phase 2a 1:00 – 1:40 PM Q&A 1:40 – 2:00 PM

AK002 Clinical Development Overview Henrik Rasmussen, MD PhD

AK002 Preclinical Phase 1 Phase 2 Data Expected Eosinophilic Gastritis Mid 2019 Chronic Urticaria Presented Today Indolent Systemic Mastocytosis Presented Today Severe Allergic Conjunctivitis Q1 / Early Q2 2019 Current AK002 Development Status

AK002 Showed Sustained Depletion of Eosinophils in Healthy Volunteers in Phase 1 Study * No patients randomized to Placebo **Blood eosinophils evaluated Day 1, 2, 4, 7, 14, 28, 56, 84, 112 PLACEBO AK002 AK002 Dose Cohort (mg/kg) Pre-Dose 1hr Post-Dose Pre-Dose 1hr Post-Dose Minimal Duration Eos Depletion 0.001 NA* NA* 70 0 1 day 0.003 120 70 160 0 2 days 0.01 210 150 160 0 4-7 days 0.03 150 150 160 0 7-14 days 0.1 100 80 250 0 14-28 days 0.3 180 140 180 0 28 days 1.0 60 40 120 0 56-84 days Blood Eosinophils 103/mL P1 Study Randomized, double-blind placebo-controlled 51 healthy volunteers All Doses: Complete depletion of blood eosinophils within 1 hour post drug administration

Eosinophilic Gastritis ± Gastroenteritis Phase 2 Study Design Key Endpoints Status Randomized, DB, placebo-controlled study 60 Patients – 3 arms 20 patients 0.3, 1.0,1.0, 1.0 mg/kg 20 patients 0.3, 1.0, 3.0, 3.0 mg/kg 20 patients placebo Multiple doses (x4) 9 month safety exposure trial Primary Change in eosinophils per high powered field from gastric and/or duodenal biopsies Top line data expected Mid 2019 Secondary Change in symptoms from proprietary PRO questionnaire: Abdominal pain, nausea, diarrhea, vomiting, fullness before finishing a meal, loss of appetite, abdominal cramping, bloating, and diarrhea Assessment of comorbid EoE

Severe Allergic Conjunctival Disease Phase 1b Study Design Key Endpoints Status Open-label, pilot study 30 patients – 3 cohorts Atopic keratoconjunctivitis Vernal keratoconjunctivitis Perennial allergic conjunctivitis Dosed once monthly for 6 months 6 month follow up 0.3 mg/kg starting dose, followed by 1.0 mg/kg then either 1.0 mg/kg or 3.0 mg/kg, based on symptoms Primary Safety and tolerability 30 patients enrolled 13 AKC 16 PAC 1 VKC Topline data 1Q / Early 2Q 2019 Secondary Changes in symptoms from Allergic Conjunctivitis Symptom (ACS) PRO: Itching, photophobia, foreign body sensation, ocular pain, and lacrimation Changes in signs and symptoms: Total Ocular Symptom Score (TOSS) Investigator assessment Itching, redness, tearing, and chemosis

ISM Phase 1 Multiple Dose Study Design Key Endpoints Status Open-label, pilot study 11 ISM patients Three week screening period 6 Monthly Doses: 1.0 mg/kg (cohort 9) and 1.0 then 1.0-10.0 mg/kg (cohort 10) Primary Safety and tolerability Complete Secondary Patient reported outcomes: MSQ (Allakos PRO): itching, hives, skin flushing, abdominal pain, diarrhea, headache, fatigue, difficulty concentrating, musculoskeletal pain MAS2 (Charite developed PRO) MC-QOL Quality of Life

Chronic Urticaria Phase 2a Study Design Key Endpoints Status Open-label, pilot study 47 patients – 4 cohorts Xolair naïve CSU Xolair refractory CSU Cholinergic urticaria Symptomatic Dermographism One month screening period Dosed once monthly for 6 months 8 weeks safety follow up 0.3 mg/kg starting dose; increase to 1.0 mg/kg (dose 2 and 3); if UCT <12, increase to 3.0 mg/kg (dose 4, 5, and 6) Primary Change in Urticaria Control Test (UCT) from Week 22 (2 weeks post last dose) Complete Response: UCT score ≥12 and ∆UCT ≥ 3 Partial Response: ∆UCT ≥ 3 No Response: ∆UCT < 3 Complete Secondary Safety and tolerability Change in disease activity by UAS7

AK002 Safety Summary No adverse findings in short- and long-term toxicity studies PRECLINICAL Approximately 140 subjects exposed to drug in clinical studies Generally well-tolerated First infusion approximately 4 hours, subsequent infusions 2-3 hours Mild to moderate infusion reactions (flushing, feeling of warmth, headache, nausea, or dizziness) consistent with other mAbs with ADCC activity ~22% IRR rate on first infusion ~3% IRR rate on subsequent infusions One SAE in healthy volunteer study; resolved completely with treatment CLINICAL

Professor Marcus Maurer, MD TITLE:Professor of Dermatology and Allergy Director of Research - Allergie Centrum Charité INSTITUTION:Charité Universitätsmedizin Berlin SPECIALTY:Dermatology, Allergy and Immunology FOCUS:Urticaria, Mastocytosis, Angioedema, Pruritus, Skin Infections, Allergic Diseases Organizing and Scientific Committee member: GA2LEN/ UCARE, multi-national urticaria Centers of Excellence Editorial Board: Advances in Dermatology and Allergology Author/Co-Author: >500 peer reviewed publications, 40 books and book chapters

Allakos R&D Day Agenda Robert Alexander, PhD Introductions AK002 12:00 – 12:45 PM Henrik Rasmussen, MD PhD Review of Clinical Program 12:45 – 1:00 PM Marcus Maurer, MD Indolent Systemic Mastocytosis Phase 1 Chronic Urticaria Phase 2a 1:00 – 1:40 PM Q&A 1:40 – 2:00 PM

AK002 in Indolent Systemic Mastocytosis Topline Data

Indolent Systemic Mastocytosis (ISM) Indolent Systemic Mastocytosis Disease Patients have increased numbers of mast cells throughout the body Symptoms due to increased release of mast cell mediators Symptoms Include itching, hives, flushing, diarrhea, headache, fatigue, difficulty concentrating, abdominal, musculoskeletal pain, and anaphylaxis Prevalence Estimated to affect 30,000 people in the United States Treatments No approved therapies Standard of care: steroids, antihistamines, and mast cell stabilizers

What is mastocytosis?

Indolent Systemic Mastocytosis - Symptoms Diarrhea, Vomiting (23%) Weight loss (10%) Peptic Ulcers (4-7%) Pruritus (40%) Flushing (36%) Tachycardia (18%) Respiratory symptoms (< 5%) Fatigue, Fever (12%) Headache (10%)

Phase 1 Multiple Dose Study in Patients with ISM Design Key Endpoints Open-label 11 ISM patients 6 Monthly Doses: 1.0 mg/kg (cohort 9) and 1.0 then 1.0-10.0 mg/kg (cohort 10) Primary Safety and tolerability Secondary Patient reported outcomes: MSQ (Allakos ISM PRO) MAS2 (Charité ISM PRO) MC-QOL (Charité ISM Quality of Life)

ISM Study Key Inclusion/Exclusion Criteria INCLUSION Adults (≥18 and ≤85 years old) Confirmed diagnosis of ISM based on World Health Organization (WHO) criteria Presence of at least 1 of the following ISM related symptoms: Flushing (at least 1 episode per week) Pruritus (minimum MAS score of 4) Diarrhea (minimum MAS score of 4) Anaphylaxis (at least 1 episode [grade 2 or higher] within the last 12 months) EXCLUSION Presence of an associated hematologic non-mast cell lineage disorder or mast cell leukemia Use during the 30 days before screening of omalizumab (Xolair®), immunosuppressive drugs, or systemic corticosteroids with a daily dose >10 mg prednisone or equivalent

ISM Study Baseline Patient Characteristics Multi-dose Patients (N=12) Age, Median (Range) 47 (34-66) Female 75% Weight (kg), Median (Range) 71 (54-105) BMI, Median (Range) 26 (20-39) MSQ Total Symptom Score (0-90), Mean (Median)1 32.1 (33.3) MAS2 Total Symptom Score (0-36), Mean (Median)2 14.2 (15.7) MC-QoL Total Score (0-108), Mean (Median)2 59.5 (64.8) 18 patients have recorded baseline MSQ 2N=11

Symptom Reduction by MSQ PRO Measurement Baseline (0-10) Median %∆ Wk 21-22 to BL MSQ Symptom Scores, Itching Hives Flushing (#) Abdominal Pain Diarrhea Headache Fatigue Difficulty Concentrating Muscle Pain Joint Pain 3.7 4.2 4.1 3.4 2.9 3.7 5.1 3.9 3.6 3.4 -56% -38% -46% -60% -49% -50% -47% -59% -27% -26% MSQ PRO scores reported as intensity of symptoms on 0-10 scale 8 patients included in MSQ analysis. 3 patients from multi-dose cohort enrolled before MSQ PRO was available

Symptom Reduction by MAS2 PRO Measurement Baseline (0-4) Median %∆ Wk 21-22 to BL MAS2 Symptom Scores, Itching Hives Flushing Abdominal Pain Diarrhea Headache Fatigue Difficulty Concentrating Bone-Joint-Muscle Pain 1.8 1.6 1.7 1.4 1.0 1.5 2.2 1.6 2.0 -53% -59% -57% -84% -72% -57% -22% -30% -22% MAS2 PRO scores reported as intensity of symptoms on 0-4 scale

Improvement in Quality of Life MC-QoL Measurement Baseline (0-4) Median %∆ Day 145 to BL MC-QoL Scores (0-100), Symptoms Social Life / Functioning Emotions Skin 64 69 48 51 -39% -42% -57% -44% Symptoms: diarrhea, fatigue, headache, muscle or joint pain, difficulty concentrating; limited sleep, tired during the day due to not sleeping well; feeling less capable, lack of motivation Social Life/Functioning: limited in daily life in school/university/work, sexual activity, leisure time, relationships; change of food/drink, burdened by symptoms, choice of wear restricted; uncomfortable in public Emotions: afraid of allergic reaction, wrong treatment, worsening of mastocytosis; feeling alone with illness, concerned, sad Skin: itching, skin redness/swelling, flushing MC-QoL Domains

ISM Patient Case Study Patient reported significant resolution of her symptoms: GI, headache, and skin Would like to be back on AK002 Response to AK002 Medical History 43 year old woman Diagnosed with ISM in 1993 Suffered from severe ISM symptoms for over 20 years despite treatment Tried ranitidine, fexofenadine, and steroids Her chief symptoms were gastrointestinal, headache and itchy skin

ISM Patient Case Study Skin CNS GI MSQ Total 98% reduction in skin domain (flushing, itching, and hives) 96% reduction in CNS domain (headache, difficulty concentrating, fatigue) 71% reduction in GI domain (abdominal pain and diarrhea) 1 month 3 months

ISM Phase 1: Safety Summary Generally well-tolerated All drug-related adverse events (AEs) were mild to moderate The most common AEs were mild-to-moderate infusion-related reactions (feeling hot, headache, erythema, fatigue, or dizziness) No drug related Serious Adverse Events

Conclusions for AK002 in ISM Significant and consistent symptom and QoL improvements on AK002 Generally well-tolerated Results support further development in this indication

AK002 in Patients with Chronic Urticaria (CU) Topline Data

Overview of Chronic Urticaria Disease caused by the inappropriate activation of mast cells in the skin Symptoms include hives, edema, and severe itching Trigger: unknown 80% of urticarias Chronic Spontaneous Urticaria Trigger: increase in body temp 6% of urticarias Cholinergic Urticaria Trigger: physical skin abrasion ~8% of urticarias Symptomatic Dermographism

Itchy Wheals and/or Angioedema Chronic Urticaria

EAACI CU Treatment Guidelines SOURCE:Zuberbier et al. Allergy. 2018. Antihistamines Increase antihistamine dose (up to 4x) Antihistamines + Omalizumab Antihistamines + Cyclosporine If inadequate control If inadequate control If inadequate control (UCT<12 after 2-4 weeks) (UCT<12 after 2-4 weeks) (UCT<12 after 6 months)

50

CSU Epidemiology Estimate: ~800K to 1.7M US Patients Refractory to High Dose Antihistamines

Chronic Spontaneous Urticaria (CSU)
~**1.6 M** to **~3.5 M** patients

↓ ***~80%***
inadequate response to **labeled** dose of antihistamines

Antihistamine Refractory (1x)
~**1.3 M** to **~2.8 M** patients

↓ ***~60%***
inadequate response to **increased** dose of antihistamines

Antihistamine Refractory (up to 4x)
~**800 K** to **~1.7 M** patients

SOURCES: Maurer et al. *Allergy*. 2011 Mar;66(3):317-30; Staevska et al. *J Allergy Clin Immunol*. 2010 Mar;125(3):676-82; Van den Elzen et al. *Clin Transl Allergy* (2017) 7:4

Allakos

51

# Many Patients Have Inadequate Response to Xolair®

| | Omalizumab | | | Ligelizumab vs Omalizumab |
|---|---|---|---|---|
| | ASTERIA[1] I+II Phase III (n=322) | GLACIAL[1] Phase III (n=252) | Weller, Maurer et al.[2] (n=54) | Phase IIb[3,] (n=85) |
| | 12 Weeks | 24 Weeks | 8 Weeks | 20 Weeks |
| **UCT (CR)** | - | - | • 63% (300 mg) | - |
| **UAS7 %Δ from BL** | • -53% (150 mg)<br>• -70% (300 mg) | • -61% (300 mg) | - | • -61%* (oma 300 mg)<br>• -69%* (lige 72 mg)<br>• -69%* (lige 240 mg) |
| **UAS7 ≤6** | • 41% (150 mg)<br>• 59% (300 mg) | • 52% (300 mg) | • 56% (300 mg) | - |
| **UAS7 =0** | • 19% (150 mg)<br>• 40% (300 mg) | • 34% (300 mg) | • 32% (300 mg) | • 31% (oma 300 mg)<br>• 39% (lige 72 mg)<br>• 40% (lige 240 mg) |
| **HSS7 =0** | - | - | - | • 26% (oma 300 mg)<br>• 51% (lige 72 mg)<br>• 45% (lige 240 mg) |

* Estimated from available data

SOURCE: 1 Saini S, et al J Invest Dermatol 2015 , Maurer M, et al NEJM 2013, Kaplan A et al JACI 2013; 2 Weller, Maurer M, et al. JACI 2019; 3 Maurer M, et al. EAACI. 2018

Allakos

Chronic Urticaria – Unmet Need Significant number of patients suffer from chronic urticaria Often high disease burden to those afflicted Current therapies do not always achieve disease control There is a need for new drugs with novel mechanisms

Chronic Urticaria Phase 2a Study Design Key Endpoints Open-label 47 patients – 4 cohorts Xolair naïve CSU Xolair refractory CSU Cholinergic urticaria Symptomatic Dermographism One month screening period Dosed once monthly for 6 months 8 weeks safety follow up 0.3mg/kg starting AK002 dose; if tolerated, increase to 1.0 mg/kg (dose 2 and 3); if UCT <12, increase to 3.9 mg/kg (dose 4, 5, and 6) Primary Change in Urticaria Control Test (UCT) Week 22 from BL Complete Response: UCT score ≥12 and ∆UCT ≥ 3 Partial Response: ∆UCT ≥ 3 No Response: ∆UCT < 3 Secondary Safety and tolerability Change in disease activity by UAS7

CU Phase 2a: Key Inclusion/Exclusion Criteria INCLUSION Adults (≥18 and ≤85 years old) Body weight <125 Kg Diagnosis of CU for at least three months, refractory to antihistamine treatment in single or 4-fold dosage Uncontrolled CU (UCT <12) at the time of enrollment EXCLUSION Acute urticaria Concurrent/ongoing treatment with immunosuppressives or significant medical condition or illness rendering patient immunocompromised or otherwise unable to participate Use of omalizumab (Xolair®) within the last 2 months before screening

Urticaria Disease Assessment Tools (1 of 2) URTICARIA CONTROL TEST (UCT) Measures disease control (symptoms and quality of life) Used in clinical practice Can be used in both chronic spontaneous urticaria and chronic inducible urticarias (e.g. cholinergic and symptomatic dermographism UCT and UAS7 recommended by EAACI CU Guidelines to assess CSU disease Comprised of measures of itch & hives: Itch Severity Score (ISS) Hives Severity Score (HSS) UAS7 used as primary endpoint for regulatory approval in CSU Xolair® used ISS change from BL Ligelizumab Phase 3 is using UAS7 change from BL URTICARIA ACTIVITY SCORE (UAS)

Urticaria Disease Assessment Tools (2 of 2) SDerm: UCT & Fric Test® Instrument with 4 pins of increasing heights to trigger hives Presence of hives reported for each pin Itch reported with validated visual analog scale UCT & provocation tests are recommended by EAACI CU Guidelines to assess Chronic Inducible Urticarias Pulse Controlled Ergometry (PCE) Test utilizes a stationary bike or treadmill for the patient to trigger hives Positive response = hives appearing <10 mins post start of sweating Negative response (Responder) = no hives <10 mins post start of sweating Cholinergic: UCT & PCE

CU Study Baseline Patient Characteristics XN (N=14) XR (N=12) CholU (N=11) SDerm (N=10) Total (N=47) Age, Median (Range) 66 (30-75) 29 (22-60) 33 (18-62) 27 (19-56) 42 (18-75) Female 93% 83% 55% 60% 75% Weight, Median (Range) 90 (50-124) 82 (57-115) 83 (66-112) 91 (70-112) 85 (50-124) BMI, Median (Range) 32 (20-44) 27 (20-42) 27 (23-39) 30 (22-36) 28 (20-44) UCT, Mean1 3.2 3.7 5.4 5.7 - UAS7, Mean1 18.5 28.7 n/a n/a - 1Efficacy population: XN n=13; XR n=11; CholU n=11; SDerm n=10

Chronic Spontaneous Urticaria (CSU) Xolair® Naïve Cohort Patients with inadequate response to antihistamines (up to 4x dose)

 Endpoint Baseline Week 22 UCT Complete Response - 12/13 (92%) UCT Partial Response - 0/13 (0%) UCT No Response - 1/13 (8%) High Levels of Response by UCT in CSU Xolair® Naïve Patients

75% Improvement in Mean UAS7 in Xolair® Naïve Patients Mean ± SEM UAS7 Score UAS7 -75% Baseline Week 22 Xolair® Naïve Patients (n=13)

High Response Rates on AK002 by UAS7 Measures % of Responders at Week 22 Responder Rate by UAS7 Measures (10/13) (7/13) (7/13) (8/13) Xolair® Naïve Patients (n=13)

 Endpoint Baseline Week 22 UCT Complete Response - 12/13 (92%) UCT Partial Response - 0/13 (0%) UCT No Response - 1/13 (8%) Average UAS7 Score 18.5 4.6 (-75%) Patients with UAS7 ≤ 6 0 (0%) 8/13 (62%) Patients with UAS7 =0 0 (0%) 7/13 (54%) Patients with ISS7 =0 0 (0%) 7/13 (54%) Patients with HSS7 =0 0 (0%) 10/13 (77%) AK002 Xolair® Naïve Summary

Chronic Spontaneous Urticaria (CSU) Xolair® Refractory Cohort Patients with inadequate response to Xolair and antihistamines (up to 4x dose)

Xolair® Refractory Cohort – Medical History CSU Patients Refractory to Xolair® Inadequate disease control despite extensive use of Xolair® Prior Xolair® Treatment Experience Average treatment duration: ~10 months Treatment regimen: Xolair: up to 600 mg Antihistamine: up to 4x labeled dose Average UCT score on Xolair: 4.1 Time since last Xolair® dose: >2 months Treatment regimen: Antihistamine: up to 4x labeled dose Average UCT score at baseline: 3.7 At Baseline for AK002 Study

65

Xolair® Refractory Patient Case

Medical History (2013 – 2017)

- Initially responded to Xolair®, but quickly became unresponsive within weeks
- Medications tried and failed: 4x antihistamines, Xolair® 300 mg, dapsone 50 mg for 1 month, steroids, hydroxychloroquine 200 mg for 3 months, montelukast, Xolair® 300 mg again
- Extremely severe symptoms with daily hives and itch despite these treatments
- Extreme low quality of life, very difficult to sleep with itchy hives: UCT ~ 1; UAS7 >30

AK002 Experience

- First improvement perceived after 2nd infusion (1.0 mg/kg) less hives and less itch
- By 4th dose, increased to 3.0 mg/kg with significant reduction of hives and itch and no flares
- By 5th dose, patient experienced full response: "***I can sleep. It feels like I have my life back***"
- 4 weeks post last infusion, urticaria symptoms returned and increasing in severity with flare-ups
- Patient desperately wishes to be back on AK002

Allakos

Significant Disease Control in Xolair® Refractory Pts on AK002  Endpoint Baseline Week 22 UCT Complete Response - 4/11 (36%) UCT Partial Response - 2/11 (18%) UCT No Response - 5/11 (45%)

49% Improvement in UAS7 in Xolair® Refractory Patients UAS7%Δ from Baseline 1 Last observation carried forward % Change in UAS7 - Xolair® Refractory Patients (n=11) 28 24 36 29 35 26 35 28 18 35 21 0 5 8 8 16 14 21 18 14 30 27 BL= Week 221=

8/11 (73%) XR Patients Achieved ∆UAS7≥10 (MID) UAS7%Δ from Baseline 1 Last observation carried forward 28 24 36 29 35 26 35 28 18 35 21 0 5 8 8 16 14 21 18 14 30 27 BL= Week 221= ∆UAS7 ≥10 (MID) % Change in UAS7 - Xolair® Refractory Patients (n=11)

61% Improvement in UAS7 in Xolair® Refractory Patients Who Received 6 AK002 Doses UAS7%Δ from Baseline 1 Last observation carried forward: Four patients did not receive all 6 doses; 3 due to study extension, 1 patient died due to MI not related to drug Received 6 Doses Received <6 Doses1 28 24 36 29 35 26 21 35 28 18 35 0 5 8 8 16 14 27 21 18 14 30 BL= Week 221= % Change in UAS7 - Xolair® Refractory Patients (n=11)

Xolair® Refractory: Mean UAS7 Score All Xolair® Refractory (n=11) Baseline Week 22 LOCF Mean ± SEM UAS7 Score Received 6 Doses (n=7) Baseline Week 22 -61% Mean ± SEM UAS7 Score -49%

Meaningful Responses in CSU Xolair® Refractory Patients  Endpoint Baseline Week 22 UCT Complete Response - 4/11 (36%) UCT Partial Response - 2/11 (18%) UCT No Response - 5/11 (45%) Average UAS7 Score 28.7 14.7 (-49%) Average UAS7, Patients with 6 doses 28.4 11.2 (-61%) Patients with UAS7 ≤ 6 0 (0%) 2/11 (18%) Patients with UAS7 =0 0 (0%) 1/11 (9%) Patients with ∆UAS7 ≥10 (MID) - 8/11 (73%)

AK002 Clinical Activity Summary in CSU CSU: XOLAIR® NAÏVE 12/13 (92%) patients achieved complete response (UCT) 9/13 (69%) patients reached complete response within 4 weeks (UCT) 75% mean reduction of symptoms by Week 22 (UAS7) 10/13 (77%) patients had no hives at Week 22 (HSS7=0) CSU: XOLAIR® REFRACTORY 49% reduction in UAS7 8/11 (73%) patients achieved meaningful symptom relief (MID: ∆UAS7 ≥10) 6/7 (86%) patients who received 6 doses, achieved a response (UCT) 61% reduction in UAS7 for those who received 6 doses (n=7) Substantial symptom improvement on AK002 in broad CSU patient population including those with inadequate response to Xolair®

AK002 in CSU AK002 demonstrated clear clinical activity in CSU Significant activity in patients that failed Xolair® Novel anti-Siglec-8 mechanism may have broader activity than existing therapies AK002 is well-positioned in CSU

Chronic Inducible Urticarias (CIndU) Symptomatic Dermographism Cohort Cholinergic Urticaria Cohort

7/10 (70%) Response Rate in Symptomatic Dermographism  Endpoint Baseline Week 22 UCT Complete Response - 4/10 (40%) UCT Partial Response - 3/10 (30%) UCT No Response - 3/10 (30%) FRIC Test Itch Response 0% 5/10 (50%) FRIC Test Hives Response (CFT) 0% 4/10 (40%)

9/11 (82%) Complete Response Rate in Cholinergic Patients  Endpoint Baseline Week 22 UCT Complete Response - 9/11 (82%) UCT Partial Response - 0/11 (0%) UCT No Response - 2/11 (18%) PCE Exercise Test Response 0% 7/7 (100%)

77

7/7 (100%) Response Rate by PCE Test in CholU Patients

Cholinergic Patients	Baseline		Week 22/EOS	
	Response to Provocation[1]	Hives Severity (# of hives)	Response to Provocation	Hives Severity (# of hives)
CholU-1	+	21 - 50	-	**No Hives**
CholU-2	+	1 - 20	-	**No Hives**
CholU-3	+	1 - 20	-	**No Hives**
CholU-4	+	>50	-	**No Hives**
CholU-5[2]	+	Positive at BL	-	**No Hives**
CholU-6	+	>50	-	**No Hives**
CholU-7	+	>50	-	21 - 50

AK002 increased trigger threshold in patients with Cholinergic Urticaria

1 Provocation - exercise on stationary bike elevates body temperature to trigger symptoms, positive response if occurring in ≤10 minutes from start
2 Bad osteoarthritis of knees, patient had warm damp cloth applied that caused wheals and itching. Patient terminated early, not due to any drug related Aes

Allakos

Cholinergic Patient Case Baseline Daily itchy hives on whole body except on face (severe: >50) Inadequate response on 4x dose of antihistamines On AK002 Treatment Complete response by 4th dose of AK002 4 weeks post last dose, symptoms returned Would like to be back on AK002 PCE Test: hives appear 5 mins post-sweat PCE Test: no hives

CU Phase 2a Safety Summary Generally well-tolerated No drug-related Serious Adverse Events Most common adverse event was mild to moderate infusion-related reactions (IRRs; flushing, feeling of warmth, headache, nausea, or dizziness) 34% IRRs rate on first infusion 4.7% IRRs rate on subsequent infusions

AK002 Has a Differentiated Profile in Chronic Urticaria Demonstrated activity in all forms of Chronic Urticaria tested Significant activity in patients refractory to Xolair® AK002 is well-positioned to be a biologic front-line treatment for Chronic Urticaria

Closing Remarks

Near Term Catalysts Q1/Q2 2019 Phase 1 Data Expected in Severe Allergic Conjunctivitis Mid 2019 Phase 2 Data Expected in Eosinophilic Gastritis Q1 2020 End of Phase 2 Meeting

Financing and IP Cash and Investments as of September 30, 2018 $193.5M Q3 2018 Operating Expenses $12.0M ($30.2M YTD) AK002 US patents run until 2035 Lonza currently manufactures AK002 at commercial scale

Conclusions AK002 has shown clinical activity in multiple mast cell diseases 3 forms of chronic urticaria (CU) Indolent systemic mastocytosis (ISM) AK002 depletes eosinophils Previously shown and confirmed in all studies to date Strong mechanistic and clinical support for AK002 activity in EG, EGE, & EoE AK002 has the potential to be best-in-class in multiple mast cell and eosinophilic diseases

Q&A

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